UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Ladenburg Thalmann Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue

New York, NY

10022

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 12/31/12

Item 1.  Reports to Stockholders.

LADENBURG THALMANN
ESTABLISHED 1876

Ladenburg Thalmann
Alternative Strategies Fund

Symbol: LTAFX
www.ltalternativestrategiesfund.com

Semi-Annual Report
December 31, 2012

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Funds' prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-800-995-5267) or visiting www.ltalternativestrategiesfund.com.**

Fund Shareholders,

We want to thank you for your investment in the Ladenburg Thalmann Alternative Strategies Fund. We sincerely appreciate the trust you have placed in us and your interest in this unique investment.

The fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility, with low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income. Therefore our goal is to provide a consistent quarterly dividend to you while at the same time managing a portfolio that should experience long-term growth less dependent on traditional equity and fixed income markets.

Investments in the fund have been steady which has allowed us to implement our portfolio strategy of averaging into each asset within the portfolio. This approach allows us to purchase the publicly traded securities at various prices and manage their volatility.

A fund of various alternative investments typically has a lower risk than individual holdings in each of the alternative investments due to the diversified portfolio. The fund and its Cayman Island based subsidiary provides you access to a variety of asset classes such as real estate, managed futures, equipment leasing, and master limited partnerships, to name a few.  Our off shore subsidiary is not a primary strategy and represents less the 10% of the fund’s overall portfolio.  The fund’s asset allocation will be dynamic and allow us to be tactical with the individual investments and nimble in rebalancing.

For the calendar year 2012, the fund performed as expected returning 6.18% compared to the S&P500 which returned 16.00% and the Barclay's Government Credit Bond Index which returned 4.82%.  The dividends paid to the shareholders of record 2012, were $0.1485, $0.1514, $0.1511, and $0.1476 quarter per share respectively.  The annualized yield of the fund was approximately 6.09% based on the fourth quarter dividend of $0.1476.

We continue to look for the same opportunities for us to select investments to benefit the portfolio.

With Appreciation,
Ladenburg Thalmann Asset Management

Disclosure:
Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indices and other financial benchmarks are provided for illustrative purposes only. The volatility of any Investment Index is materially different from the model portfolio or Fund. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index performance does not reflect the deduction of any fees or expenses.

Returns for performance under one year are cumulative, not annualized. Performance results for periods under one year are short-term and may not provide an adequate basis for evaluating the performance potential of the fund over varying market conditions or economic cycles.   By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds.

The Fund also has invested less than 10% of its total assets in its wholly-owned and controlled Cayman Island based subsidiary (the "Subsidiary"). The Subsidiary is not a principal strategy of the Fund, and is not registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary primarily invests in Investment Funds that invest in derivatives (including commodity and financial futures, commodity-linked structured notes, swap contracts and investment pools), limited partnerships, limited liability companies, business enterprises and fixed-income securities that serve as collateral for its derivative positions, which may be used for hedging, speculation, or as substitutes for traditional securities. Please refer to the Fund’s prospectus for further details.

As portfolio and market conditions change, future distributions will vary and target yields may not be obtained in the future. Dividends are not guaranteed. Past performance is no guarantee of future results. Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal.

Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker/dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of our parent company “Ladenburg Thalmann Financial Services, Inc." which is listed on the AMEX exchange under the symbol LTS. www.ladenburg.com.  For a free prospectus and other information, please call 800-995-5267 or visit www.ltalternativestrategiesfund.com .

Ladenburg Thalmann Alternative Strategies Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

December 31, 2012

Annualized Total Returns as of December 31, 2012

	Six Months+	One Year	Since Inception*
Ladenburg Thalmann Alternative Strategies Fund:
Without Sales Load	(0.38)%	6.18%	3.93%
With Sales Load**	(6.30)%	(0.15)%	1.14%
Barclays Gov’t /Credit Bond Index	1.80%	4.22%	4.64%
S&P 500 TR	5.95%	16.00%	12.50%

_______________

 * The Fund commenced operations on September 28, 2010.

** Adjusted for initial maximum sales charge of 6.00%.

+ Non-Annualized.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Barclays Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expense, including underlying funds, is 2.87%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of December 31, 2012
Percent of
Sector	Net Assets
Real Estate Investment Trusts	38.64
Common Stocks	20.70
Closed-End Funds	15.66
Private Investments	12.10
Mutual Funds	7.00
Commodity Trading Advisors	3.60
Short-Term Investments	1.40
Senior Common Stock	0.02
Other Assets Less Liabilities	0.88
Total	100.00

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2012

Shares		Market Value
	COMMON STOCK - 20.70%
	INVESTMENT COMPANIES - 17.18%
40,585	Ares Capital Corp.	$ 710,237
38,605	Boardwalk Pipeline Partners	961,265
71,396	PennantPark Investment Corp.	784,999
66,340	Prospect Capital Corp.	721,116
34,860	Solar Capital Ltd.	833,503
		4,011,119
	OIL & GAS - 3.52%
23,350	Linn Energy LLC	822,854

	TOTAL COMMON STOCK	4,833,973
	( Cost - $4,939,312)

	REAL ESTATE INVESTMENT TRUSTS - 38.64%
22,200	American Capital Agency Corp	642,468
48,286	American Realty Capital Trust, Inc.	557,703
74,469	American Realty Capital Trust Healthcare, Inc. + #	692,562
51,019	Annaly Capital Management Inc.	716,307
87,531	Anworth Mortgage Asset Corp.	505,929
102,917	ARMOUR Residential REIT, Inc.	665,873
60,526	Griffin American Healthcare REIT II + #	574,997
18,200	Hatteras Financial Corp.	451,542
14,040	Healthcare Trust of America, Inc.	138,996
10,445	Healthcare Trust of America, Inc.	103,406
10,445	Healthcare Trust of America, Inc.	103,406
170,164	Hines Global REIT + #	1,574,018
120,555	Steadfast Income REIT, Inc. + #	1,141,898
115,081	Strategic Storage Trust, Inc. + #	1,154,805
	TOTAL REAL ESTATE INVESTMENT TRUSTS	9,023,909
	( Cost - $8,992,248)

	SENIOR COMMON STOCK - 0.02%
6,740	Pacific Office Properties Trust, Inc. + #	5,392
	TOTAL SENIOR COMMON STOCK
	( Cost - $63,926)

	CLOSED-END FUNDS - 15.66%
87,139	Cushing MLP Total Return Fund	624,787
22,627	First Trust Energy Income and Growth Fund	693,518
33,341	Kayne Anderson Energy Total Return Fund	819,855
25,390	Kayne Anderson MLP Investment Co.	748,243
13,479	Tortoise Energy Infrastructure Corp.	512,067
10,275	Tortoise Power and Energy Infrastructure Fund	258,519
	TOTAL CLOSED-END FUNDS	3,656,989
	( Cost - $3,835,816)

	MUTUAL FUND - 7.00%
209,715	Wells Fargo Advantage High Income Fund	1,635,777
	TOTAL MUTUAL FUND
	( Cost - $1,571,423)

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2012

Shares		Market Value
	COMMODITY TRADING ADVISORS - 3.60%
144	Futures Portfolio Fund LP #	$ 839,294
	TOTAL COMMODITY TRADING ADVISORS
	( Cost - $930,000)

	PRIVATE INVESTMENTS - 12.10%
	BUSINESS DEVELOPMENT - 4.89%
75,057	FS Investment Corp. + #	741,455
39,500	Corporate Capital Trust + #	400,135
		1,141,590
	EQUIPMENT LEASING - 3.25%
223	Cypress Equipment Fund 17 LLC + #	196,045
651	Cypress Equipment Fund 18 LLC + #	562,282
		758,327
	LAND DEVELOPMENT - 3.96%
36,635	Walton Kimberlin Heights Development, LP *+ #	340,705
10,752	Walton Sherwood Acres, LP *+ #	99,994
21,505	Walton US Land Fund REIT *+ #	199,997
30,607	Walton US Land Fund 3, LP *+ #	284,645
		925,340

	TOTAL PRIVATE INVESTMENTS	2,825,257
	( Cost - $2,878,543)

	SHORT-TERM INVESTMENT - 1.40%
324,873	Fidelity Institutional Money Market Fund - Money Market
	Portfolio, 0.14%^	324,873
	TOTAL SHORT-TERM INVESTMENT
	( Cost - $324,873)

	TOTAL INVESTMENTS - 92.12%
	( Cost - $23,536,141) (a)	$ 23,145,464
	OTHER ASSETS LESS LIABILITIES- 0.88%	206,277
	NET ASSETS - 100.00%	$ 23,351,741
____________
* Non-income producing.
+ Illiquid security. Total illiquid securities represents 34.13% of net assets as of December 31, 2012.
# Market Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. See Note 2 of the Consolidated Notes to Financial Statements.
^ Money market fund; interest rate reflects the seven-day effective yield on December 31, 2012.
LP - Limited Partnership
MLP - Master Limited Partnership
LLC - Limited Liability Company

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal income tax purposes is $23,535,991 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 894,670
	Unrealized depreciation:	(1,285,197)
	Net unrealized depreciation:	$ (390,527)

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2012

Assets:
Investments in Securities at Market Value (identified cost $23,536,141)	$ 23,145,464
Dividends and Interest Receivable	225,512
Receivable for Fund Shares Sold	38,000
Prepaid Expenses and Other Assets	33,424
Total Assets	23,442,400

Liabilities:
Distributions Payable	54,339
Payable to Other Affiliates	5,125
Accrued Advisory Fees	8,116
Accrued Distribution Fees	5,132
Redemptions Payable	462
Other Accrued Expenses	17,485
Total Liabilities	90,659

Net Assets (Unlimited shares of no par value interest
authorized; 2,411,824 shares of beneficial interest outstanding)	$ 23,351,741

Net Asset Value and Redemption Price Per Share
($23,351,741/ 2,411,824 shares of beneficial interest outstanding)	$ 9.68
Offering Price Per Share
($9.68/0.94)	$ 10.30

Composition of Net Assets:
At December 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 25,598,384
Undistributed Net Investment Income	139,884
Accumulated Net Realized Gain on Investments	4,150
Net Unrealized Depreciation on Investments	(390,677)
Net Assets	$ 25,351,741

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2012

Investment Income:
Dividend Income	$ 826,686
Interest Income	874
Total Investment Income	827,560

Expenses:
Investment Advisory Fees	76,233
Shareholder Servicing Fees	25,411
Legal Fees	17,563
Trustees' Fees	16,050
Fund Accounting Fees	14,684
Audit Fees	11,353
Administration Fees	10,164
Registration & Filing Fees	9,823
Chief Compliance Officer Fees	8,823
Printing Expense	6,302
Transfer Agent Fees	3,781
Custody Fees	2,521
Insurance Expense	2,521
Miscellaneous Expenses	2,017
Total Expenses	207,246
Less: Fees Waived by Adviser	(29,186)
Net Expenses	178,060

Net Investment Income	649,500

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	5,482
Net Change in Unrealized Depreciation on:
Investments	(833,256)
Net Realized and Unrealized Loss on Investments	(827,774)

Net Decrease in Net Assets Resulting From Operations	$ (178,274)

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	December 31, 2012	June 30, 2012
	(Unaudited)
Operations:
Net Investment Income	$ 649,500	$ 398,255
Net Realized Gain on Investments	5,482	142,865
Distributions of Capital Gains From Underlying
Investment Companies	-	52,399
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(833,256)	411,553
Net Increase (Decrease) in Net Assets
Resulting From Operations	(178,274)	1,005,072

Distributions to Shareholders From:
Net Investment Income ($0.10 and $0.22 per share, respectively)	(201,028)	(310,160)
Net Realized Capital Gains ($0.00 and $0.14 per share, respectively)	-	(196,596)
Return of Capital ($0.20 and $0.23 per share, respectively)	(408,147)	(317,633)
Total Distributions to Shareholders	(609,175)	(824,389)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (706,759 and 883,159
shares, respectively)	7,088,676	8,601,847
Distributions Reinvested (39,736 and 52,282 shares, respectively)	393,709	511,714
Cost of Shares Redeemed (51,812 and 238,763 shares, respectively)	(523,297)	(2,369,016)
Total From Shares of Beneficial Interest Transactions	6,959,088	6,744,545

Increase in Net Assets	6,171,639	6,925,228

Net Assets:
Beginning of Period	17,180,102	10,254,874
End of Period	$ 23,351,741	$ 17,180,102

Undistributed Net Investment Income at End of Period	$ 139,884	$ 99,559

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For the Six		For the Year	For the Period
	Months Ended		Ended	Ended
	December 31, 2012		June 30, 2012	June 30, 2011*
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.01		$ 10.05	$ 10.00
Increase (Decrease) From Operations:
Net investment income (a)	0.32		0.29	0.22
Net gain (loss) from investments
(both realized and unrealized)	(0.35)		0.26	0.13
Total from operations	(0.03)		0.55	0.35

Less Distributions:
From net investment income	(0.10)		(0.22)	(0.16)
From net realized gains on investments	-		(0.14)	-
From paid in capital	(0.20)		(0.23)	(0.14)
Total Distributions	(0.30)		(0.59)	(0.30)

Net Asset Value, End of Period	$ 9.68		$ 10.01	$ 10.05

Total Return (b)	(0.38)%		5.81%	3.53%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 23,352		$ 17,180	$ 10,255
Ratio to average net assets:
Expenses, Gross (d)	2.04%	(c)	2.28%	6.00%	(c)
Expenses, Net of Reimbursement (d)	1.75%	(c)	1.75%	1.75%	(c)
Net investment income, Net of Reimbursement (d)	6.38%	(c)	2.93%	2.92%	(c)
Portfolio turnover rate	0.35%	(e)	13.76%	0.25%	(e)

__________
*The Fund commenced operations on September 28, 2010.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Does not include expenses of other investment companies in which the Fund invests.
(e) Not annualized.

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2012

1.

ORGANIZATION

Ladenburg Thalmann Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts ("REITs").  Investment Funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.  The Fund commenced operations on September 28, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Fund's Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund invests in some securities which are not traded and the Valuation Committee has established a methodology for fair value of each type of security. Generally, the Real Estate Investment Trusts (REITs) are publicly registered but not traded. When the REIT is in the public offering period the Fund values the REIT at cost. The Fund generally purchases REITs at Net Asset Value (NAV) or without a commission. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The Private Investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level I	Level 2	Level 3	Total
Common Stock	$ 4,833,973	$ -	$ -	$ 4,833,973
Real Estate Investment Trusts	3,885,629	-	5,138,280	9,023,909
Senior Common Stock	-	-	5,392	5,392
Closed-End Fund	3,656,989	-	-	3,656,989
Mutual Fund	1,635,777	-	-	1,635,777
Commodity Tradihng Advisors	-	839,294	-	839,294
Private Investments	-	-	2,825,257	2,825,257
Short-Term Investments	324,873	-	-	324,873
Total	$ 14,337,241	$ 839,294	$ 7,968,929	$ 23,145,464

*Refer to the Consolidated Portfolio of Investments for industry classifications.

  There were no transfers into or out of Level 1 and Level 2 during the current period presented.

   It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Real Estate Investment Trusts	Private Investments	Senior Common Stock	Total
Beginning Balance	$ 3,631,521	$ 2,101,310	$ 67,400	$ 5,800,231
Total realized gain (loss)	5,482	-	-	5,482
Appreciation (Depreciation)	509,300	(160,835)	(62,008)	286,457
Cost of Purchases	1,483,180	884,782	-	2,367,962
Proceeds from Sales	-	-	-	-
Accrued Interest	-	-	-	-
Net transfers in/out of level 3	(491,203)	-	-	(491,203)
Ending Balance	$ 5,138,280	$ 2,825,257	$ 5,392	$ 7,968,929

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The consolidated financial statements of the Fund include LASF Fund Limited CFC (“LASF”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

LASF invests in the global derivatives markets through the use of one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs.  Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.  It is anticipated that the global macro programs used by LASF will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  LASF’s investments in a global macro program may be through investment in one or more unaffiliated private investment vehicles or unaffiliated commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors or “CTAs” registered with the U.S. Commodity Futures Trading Commission.  The Fund or LASF do not consolidate the assets, liabilities, capital or operations of the trading companies into their financial statements.  Rather, the unaffiliated trading company is separately presented as an investment in the Fund’s Consolidated Portfolio of Investments.  Income, gains and unrealized appreciation or depreciation on the investments in the trading companies are recorded in the Fund’s Consolidated Statement of Assets and Liabilities and the Fund’s Consolidated Statement of Operations.

In accordance with its investment objectives and through its exposure to the aforementioned commodity-based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

A summary of the Fund’s investments in the LASF is as follows:

LASF *
December 31, 2012
Fair Value Systematic Trading Companies	$ 839,294
Cash and Other Assets	7
Total Net Assets	$ 839,301

Percentage of the Fund's Total Assets	3.59%

* LASF commenced operations on September 28, 2010

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

For tax purposes, LASF is an exempted Cayman investment company. LASF has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LASF is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, LASF net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2012), or expected to be taken in the Funds’ 2013 tax returns.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders –Distributions from investment income are declared and recorded on a daily basis and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Ladenburg Thalmann Asset Management, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.  For the six months ended December 31, 2012, the Adviser earned advisory fees of $76,233.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (including offering costs but exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2013, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the six months ended December 31, 2012, the Adviser waived fees of $29,186.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

As of December 31, 2012, the Advisor has $237,104 of waived fees and reimbursed expenses that may be recovered by the following dates:

June 30, 2014	June 30, 2015	June 30, 2016	Total
$ 135,652	$ 72,266	$ 29,186	$ 237,104

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”).  The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.   Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the six months ended December 31, 2012, the Fund incurred shareholder servicing fees of $25,411.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the six months ended December 31, 2012, the Distributor received $46,833 in underwriting commissions for sales of the Fund’s shares, of which $2,371 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc. executed portfolio trades on behalf of the Fund for which they received $147 in trade commissions.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $750, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2012 amounted to $6,969,444 and $69,215, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following fiscal periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	June 30, 2012	June 30, 2011
Ordinary Income	$ 364,343	$ 130,875
Long-Term Capital Gain	142,413	2,456
Return of Capital	317,633	58,085
	$ 824,389	$ 191,416

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital	Unrealized	Other	Total
Ordinary	Long-Term	and Late Year	Loss	Appreciation/	Book/ Tax	Accumulated
Income	Capital Gains	Losses	Carry Forward	(Depreciation)	Differences	Earnings/(Deficit)
$ -	$ -	$ -	$ -	$ 540,952	$ (146)	$ 540,806

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and  adjustments for partnerships and the Fund’s wholly owned subsidiary.

6.

NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/12)	Ending Account Value (12/31/12)	Expenses Paid During the Period* (7/1/12 to 12/31/12)
Actual	$1,000.00	$996.20	$8.81
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89

*  Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.75%, multiplied by the number of days in the period from July 1, 2012 through December 31, 2012 (184) divided by the number of days in the fiscal year (365).

Approval of the Investment Advisory Agreement - Ladenburg Thalmann Alternative Strategies Fund

In connection with the meeting of the Board of Trustees (the “Board”) of Ladenburg Thalmann Alternative Strategies Fund (the “Fund”), held on August 15, 2012 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the "Independent Trustees"), discussed the approval of an investment advisory agreement (the “Advisory Agreement”)  between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”). In considering the proposed Advisory Agreement, the Board had previously received materials specifically relating to the Advisory Agreement from the Adviser. A representative of the Adviser presented information regarding the Fund, the Adviser and the Advisory Agreement to the Board and was available to answer questions from the Trustees.

In its consideration of the Advisory Agreement, the Board did not identify any single factor as all-important or controlling.  Matters considered by the Board in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of the Adviser’s operations, the background of the Adviser’s new chief compliance officer and the experience and professionalism of the Adviser’s portfolio manager.  The Board discussed certain changes that the Adviser implemented to the Fund’s strategy since inception, noting that the Fund’s allocation to private or non-traded securities was reduced, due to increased risk in that asset class and the improved availability of alternatives in both the traded and non-traded markets, which has in turn increased the Fund’s liquidity. The Board then reviewed financial information provided by the firm.  They also discussed the results of a recent routine examination of the Adviser, and noted that there has been no material litigation or administrative actions against the Adviser since the Board’s initial approval of the Advisory Agreement.   The Trustees concluded that the Adviser has provided a level of service consistent with the Board’s expectations.

Performance.   The Board noted that for the one-year and since inception periods ended June 30, 2012, the Fund outperformed the average performance for funds in the Morningstar category as well as a peer group of comparable funds selected by the Adviser.  The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Board noted the Fund is currently paying a 0.75% advisory fee based on the average net assets of the Fund. The Board compared the advisory fee and net expense ratio of the Fund to the fees and expenses charged by funds in the Morningstar category as well as the peer group of comparable funds selected by the Adviser.  The Board noted that the Adviser has contractually agreed to cap the Fund’s expense ratio at 1.75% through October 31, 2013.  The Board then noted that the Fund’s management fee and the Fund’s expense ratio were lower than the average for funds in the Morningstar category and the peer group.  It was noted that all portfolio transactions are executed through the Adviser’s affiliate Ladenburg Thalmann & Co., Inc. at the firm’s stated minimum trading costs, and all trades were conducted pursuant to the Trust’s affiliated brokerage procedures.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, were reasonable.

Economies of Scale.  The Board considered whether economies of scale have been realized with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board noted that although the Adviser is exploring the possibility of hiring an unaffiliated distributor to increase the distribution opportunities of the Fund beyond affiliated broker/dealers, the Adviser does not anticipate that it will benefit from meaningful economies of scale in the near future, given the current size of the Fund and reasonable expectations for growth.  After discussion, it was noted that because of the Fund’s size, economies of scale had not been achieved, were unlikely to be realized during the next year, and the Board agreed to revisit the issue at the next annual renewal.  The Board noted the Adviser’s continued commitment to the Fund’s expense limitation and how this agreement benefits shareholders.

Profitability.  The Board considered the profits realized by the adviser in connection with the operation of the Fund, based on materials provided to the Board by the Adviser, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Board also considered the profits realized by the adviser from other activities related to the Fund, including affiliated brokerage income and reported soft dollar benefits.  The Trustees concluded that because of the adviser’s expense limitation agreement and Fund asset levels, the Board was satisfied that the firm’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement for a one-year period is in the best interests of the Trust and the Fund's shareholders.

Rev. June 2011

PRIVACY NOTICE
FACTS		WHAT DOES LADENBURG THALMANN ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Ladenburg Thalmann Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Ladenburg Thalmann Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-877-803-6583

Who we are
Who is providing this notice?	Ladenburg Thalmann Alternative Strategies Fund
What we do
How does Ladenburg Thalmann Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Ladenburg Thalmann Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ladenburg Thalmann Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪  Ladenburg Thalmann Alternative Strategies Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Ladenburg Thalmann Alternative Strategies Fund does not jointly market.

Investment Adviser

Ladenburg Thalmann Asset Management, Inc.

520 Madison Avenue, 9th Floor

New York, NY 10022

Administrator

Gemini Fund Services, LLC

80 Arkay Drive Suite 10

Hauppauge, NY 11788

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ladenburg Thalmann Alternative Strategies Fund

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

3/11/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

3/11/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

3/11/13